UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2010

Constitution Mining Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-49725	88-0455809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pasaje Mártir Olaya 129, Oficina 1203, Centro Empresarial José Pardo Torre A, Miraflores, Lima, Perú
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  +51-1-446-6807
________________________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities.

On April 13, 2010, Constitution Mining Corp. (the “Company”) issued 4,000,000 shares of common stock to Temasek Investments Inc. (“Temasek”), a company incorporated under the laws of Panama, and its designees, as the final consideration for the exercise of the third and fourth twenty-five percent options pursuant to the Mineral Rights Option Agreement, dated September 29, 2008, which was amended and supplemented by Amendment No. 1, dated May 12, 2009, Amendment No. 2, dated October 29, 2009, and Amendment No. 3, dated April 8, 2010 (collectively, the “Option Agreement”), resulting in the acquisition by the Company of an aggregate 100% interest in certain mineral rights (the “Mineral Rights”) in certain properties in Peru.

The Company did not engage in any general solicitation or advertising in relation to the stock issuance to Temasek.  The stock certificate was issued with the appropriate legends affixed to the restricted stock.

Item 8.01     Other Events.

On April 23, 2010, the Company announced that it completed the acquisition of an aggregate 100% interest in the Mineral Rights upon the exercise of the third and fourth twenty-five percent options pursuant to the Option Agreement as follows:

•	Payment to Temasek of US$1,000,000;

•
Issuance to Temasek of 4,000,000 shares of the Company’s common stock (in addition to 2,000,000 shares previously issued by the Company to Temasek in November 2009, for a total share consideration under the Option Agreement of 6,000,000 shares); and

•	Issuance of a convertible note for US$7,000,000 (the “Convertible Note”) payable to the order and the direction of Temasek.

The Convertible Note has a term of three years and will accrue interest at a rate of 12% per annum.  Interest under the Convertible Note is payable annually and the principal is payable upon maturity.  Any interest and principal due under the Convertible Note is convertible (at Temasek's option) into units which consist of one (1) share of the Company's common stock and one (1) warrant to purchase one (1) share of the Company's common stock at an exercise price of $1.10 per share.  The conversion price per unit is fixed at $0.80 per unit.

The foregoing description of the Option Agreement is qualified in its entirety by reference to Exhibit 10.1 to the Form 8-K filed on September 29, 2008, Exhibit 10.1 to the Form 10-Q filed on May 15, 2009, Exhibit 10.3 to the Form 8-K filed on November 2, 2009, and Exhibit 10.4 to the Form 8-K filed on April 13, 2010, each incorporated herein by reference.

On April 23, 2010, the Company issued a press release announcing that it completed the purchase of an aggregate 100% interest in the Mineral Rights, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

     (d)    Exhibits.

Exhibit No.	Description	Incorporated Herein by Reference to	Filed Herewith

10.1	Mineral Right Option Agreement.	Exhibit 10.1 of Form 8-K filed on September 29, 2008

10.2	First Amendment to Mineral Right Option Agreement, dated May 12, 2009.	Exhibit 10.1 of Form 10-Q filed on May 15, 2009
10.3	Second Amendment to Mineral Right Option Agreement, dated October 29, 2009.	Exhibit 10.3 of Form 8-K filed on November 2, 2009

10.4	Third Amendment to Mineral Right Option Agreement, dated April 8, 2010.	Exhibit 10.4 of Form 8-K filed on April 13, 2010

99.1	Press Release, dated April 23, 2010.		X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Constitution Mining Corp.

/s/         Michael Stocker
Name:  Michael Stocker
Title:    Chief Executive Officer

Date:    April 26, 2010

EXHIBIT INDEX

Exhibit No.	Description	Incorporated Herein by Reference to	Filed Herewith

10.1	Mineral Right Option Agreement.	Exhibit 10.1 of Form 8-K filed on September 29, 2008

10.2	First Amendment to Mineral Right Option Agreement, dated May 12, 2009.	Exhibit 10.1 of Form 10-Q filed on May 15, 2009
10.3	Second Amendment to Mineral Right Option Agreement, dated October 29, 2009.	Exhibit 10.3 of Form 8-K filed on November 2, 2009

10.4	Third Amendment to Mineral Right Option Agreement, dated April 8, 2010.	Exhibit 10.4 of Form 8-K filed on April 13, 2010

99.1	Press Release, dated April 23, 2010.		X